                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     January 28, 2005
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    000-26534              13-3671221
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(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)

     4 Science Park, New Haven, CT                            06511
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:    (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 8.01. OTHER EVENTS

     On February 1, 2005, the Company issued a press release announcing that it closed its previously announced offering of shares of Common Stock from its effective shelf registration statement. The Company sold an aggregate of
10,000,000 shares of its common stock at the purchase price of $3.25 per share.

     A copy of the Company's press release is attached to this Current Report on
Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Press Release dated February 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: February 1, 2005              By: /s/ Howard B. Johnson
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                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer

                                  EXHIBIT INDEX
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     99.1    Press release dated February 1, 2005.